September 28, 2012

PRAXIS MUTUAL FUNDS

Praxis Core Stock Fund

Supplement to Prospectus and Summary Prospectus dated April 30, 2012, and Statement of Additional Information dated April 30, 2012, each as amended from time to time

At a special meeting of the Board of Trustees of Praxis Mutual Funds (the “Trust”) held on September 28, 2012, the Board of Trustees, including the independent Trustees, unanimously approved a proposal to reorganize the Praxis Core Stock Fund (the “Core Stock Fund”) into the Praxis Growth Index Fund (the “Growth Index Fund”) pursuant to an agreement and plan of reorganization (the “Agreement”). Pursuant to the Agreement, the Core Stock Fund will transfer all of its assets and liabilities to the Growth Index Fund, in exchange for shares of the Growth Index Fund that will be distributed to shareholders of the Core Stock Fund in complete liquidation of the Core Stock Fund. The transaction will be structured to be a tax-free reorganization for federal income tax purposes.

The Board of Trustees has determined that the reorganization is in the best interest of both Funds and that the interests of the shareholders of the Funds will not be diluted.

To proceed with the reorganization, the Agreement must be approved by a majority of outstanding shares of the Core Stock Fund. Shareholders of the Core Stock Fund as of October 26, 2012, will be sent a Prospectus/Proxy Statement with information about the proposed reorganization.

Assuming the Agreement is approved by shareholders, shareholders in the Core Stock Fund on the closing date will become shareholders of the Growth Index Fund.

Effective as of the close of business on October 2, 2012, all classes of the Core Stock Fund will be closed to investment by new investors. However, the Core Stock Fund may continue to accept new investors from certain existing institutional relationships and systematic contributions from defined contribution or similar plans until such time as it is administratively feasible to terminate these arrangements. If you participate in an Automatic Investment Plan, automatic deductions will no longer be made from your bank account or other account on or after December 7, 2012.

For more information about the Growth Index Fund’s investment goals, strategies and risks, please see the Growth Index Fund’s Prospectus and Statement of Additional Information. You may obtain a copy of the Prospectus or Statement of Additional Information by calling (800) 977-2947, by writing the Trust at Praxis Mutual Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701, Milwaukee, WI 53201-0701, or by visiting the website at www.praxismutualfunds.com.

Please contact your financial advisor or the Trust at (800) 977-2947 if you have any questions.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE